1
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT

(this

“
Agreement
”)

is

made

this

30th

day

of

September,
2024 by and

among Lesaka Technologies,

Inc., a Florida

corporation (“
Company
”) and Daniel

Luke
Smith (“ Executive
”).

Each of the Company and Executive is a “
Party ” and, collectively, they are the
“ Parties .”
WHEREAS
, the

Company desires

to employ

Executive as

the
Group
Chief Financial

Officer, Treasurer
and Secretary of the

Company and Executive desires

to be so

employed in accordance with

the terms
and conditions set forth herein.
NOW , THEREFORE
, in consideration

of the

foregoing and

the mutual

covenants and

promises in

this
Agreement, the parties agree as follows:
Employment
.

Executive

will

be

employed

as

the

Group

Chief

Financial

Officer,

Treasurer

and
Secretary of the

Company and Executive

hereby agrees to

accept such employment

and agrees
to serve

as the

Group Chief

Financial Officer,

Treasurer

and Secretary

of the

Company,

all in
accordance

with

the

terms

and

conditions

of

this

Agreement.

The

Parties

acknowledge

that
Executive’s

employment relationship

with the

Company is

at-will.

The period

of Executive’s
employment under this Agreement shall commence on October 1, 2024 and shall continue until
and including 30 September 2027 (such period of employment, the “ Employment Period
”).

In
this Agreement, the Company and its subsidiaries are collectively referred to as the “Group.”
Position and Responsibilities
.

During the

Employment Period,

Executive shall

report to the

Executive
Chairman (the

“
Manager
”) and

shall have

the duties,

responsibilities, functions and

authority,
including administrative, financial, executive and managerial as are customary to the position of
Group Chief

Financial Officer.

Executive shall

serve as

a member

of the

Board and

board of
directors (or similar governing body) of any other member of the Group as may be requested by the Board.

Stock

Incentive

Plan

participation
.

Executive

shall

be

eligible

to

participate

in

the

Company’s
Amended

and

Restated

2022

Stock

Incentive

Plan

(the

“
2022

Plan
”)

or

such

other

equity
incentive plan(s)

as may

be implemented

by the

Board from

time to

time as

determined in

the
sole discretion of the Remuneration Committee of the Board.

Compliance with Company Policies. The Executive shall comply with all written Company policies, standards, rules and regulations

(a “
Company Policy ” or collectively, the “ Company Policies ”)
and

all

applicable

government

laws,

rules

and

regulations

that

are

now

or

hereafter in

effect.
Executive acknowledges receipt of

copies of all written Company

Policies that are in effect

as of
the date of this Agreement.
Restrictive Covenants Agreement
.

On the date hereof, Executive shall execute a restrictive
covenants agreement, in the form of Exhibit A attached hereto and made a part hereof (the
“ Restrictive Covenants Agreement
”).

Exhibit 10.55

Modification and Waiver
. This Agreement may not be

modified or amended, nor may any

provisions
of this Agreement

be waived,

except by an

instrument in

writing signed

by the

parties. No

written
waiver will be deemed

to be a continuing

waiver unless specifically

stated therein, and

each such
waiver will

operate only

as to

the specific

term or

condition waived

and shall

not constitute

a
waiver of such

term or condition

for the

future or as

to any

act other than

that specifically

waived.
Notices
. Any notice, consent,

waiver and other communications required

or permitted pursuant to

the
provisions of this Agreement

must be in writing and will

be deemed to have been

properly given
(a) when delivered by hand; or (c)

when sent by email , in

each case to any party at

the mailing
address, facsimile number or

email address set

forth below, or, with respect to any

party set forth
below, at such

other address,

facsimile number

or email

address specified

in writing

by such

party
to the other parties hereto in accordance with this Section 7:
If to the Executive Chairman:
Lesaka Technologies, Inc.

President Place, 6
th

Floor
Cnr. Jan Smuts Avenue

and Bolton Road
Rosebank, Johannesburg, South Africa
Facsimile: +27118807080
Attn: Ali Mazanderani
Email: XXX
If to Executive: Daniel Luke Smith
XXX
Email: XXX
Governing Law
. This Agreement shall be governed

by the laws of the

State of New York

and, to the
extent applicable, U.S. federal law, and the parties agree to submit to the jurisdiction of the state
and federal courts sitting in New York, New York

for all disputes hereunder.
Counterparts
.

This

Agreement

may

be

executed

in

separate

counterparts

and

may

be

executed

by
facsimile

or

PDF

copies,

each

of

which

is

deemed

to

be

an

original

and

all

of

which,

taken
together, constitute one and the same agreement.
Remainder of Page Intentionally Blank; Signature Page to Follow

IN

WITNESS

WHEREOF
,

the

Company

has

caused

this

Agreement

to

be

executed

by

its

duly
authorized officer and Executive has signed this Agreement, as of the date first above written.
LESAKA TECHNOLOGIES, INC.
By: /s/ Ali Mazanderani
Name: Ali Mazanderani
Title: Executive Chairman
EXECUTIVE
/s/ Dan Smith
Daniel Luke Smith

Exhibit A
Restrictive Covenants Agreement